Exhibit 10.10

AGREEMENT AND SECOND AMENDMENT
TO CREDIT AGREEMENT

This Agreement and Second Amendment to Credit Agreement (this “Amendment”) dated as of May 8, 2006 between SANDERS MORRIS HARRIS GROUP INC. (the “Borrower”), a Texas corporation, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (the “Lender”), a national banking association;

WITNESSETH:

WHEREAS, the Borrower and the Lender executed and delivered that certain Credit Agreement (as heretofore amended and supplemented, the “Credit Agreement”) dated as of May 9, 2005; and

WHEREAS, the Borrower and the Lender now desire to (a) increase the Maximum Commitment to $18,000,000 and (b) extend the stated Termination Date to May 7, 2007;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Borrower and the Lender do hereby agree as follows:

Section 1. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended to provide as follows:

Maximum Commitment means $18,000,000, subject to reduction as provided in Section 2.3.

Termination Date means the earlier of (a) May 7, 2007 or (b) the date specified by the Lender in accordance with Section 7.1(3).

Section 2. Exhibit. Exhibit A to the Credit Agreement is hereby deleted, and there is hereby substituted therefor a new Exhibit A, which shall be identical to Exhibit A.

Section 3. Conditions. This Amendment shall not become effective until the Borrower shall have delivered to the Lender (a) a Secretary’s Certificate with respect to this Amendment, in Proper Form and dated as of the date hereof, and (b) such other docu-ments and information as the Lender shall reasonably request;

Section 4. Representations True; No Default. The Borrower represents and warrants that the representations and warranties contained in the Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Borrower hereby certifies that no event has occurred and is continuing which consti-tutes a Default or an Event of Default.

Section 5. Ratification. Except as expressly amended hereby, the Credit Docu-ments shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Credit Docu-ments are in all respects ratified and confirmed and remain in full force and effect.

Section 6. Definitions and References. Any term used herein which is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Credit Documents or any other instrument, document or writing furnished to the Lender by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.

Section 7. Expenses; Additional Information. The Borrower shall pay to the Lender all expenses incurred in connection with the execution of this Amendment. The Borrower shall furnish to the Lender all such other documents, consents and information relating to the Borrower as the Lender may reasonably require.

Section 8. Miscellaneous. This Amendment (a) is a Credit Document and (b) may be executed in several counterparts, and by the parties hereto on separate counter-parts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement.

THE CREDIT DOCUMENTS (INCLUDING THIS AMENDMENT) REPRESENT THE FINAL AGREEMENT OF THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first above written.

SANDERS MORRIS HARRIS GROUP INC.,
a Texas corporation

By:____________________________________
Name:__________________________________
Title:___________________________________

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association

By:____________________________________
Name:__________________________________
Title:___________________________________

Exhibit A - Note